Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Axion International, Inc.	Case No.: 15-12415
Reporting Period: December 2 to 31, 2015

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Y		Y
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Y
Schedule of Professional Fees Paid	MOR-1b	Y
Copies of bank statements		Y
Cash disbursements journals		Y
Statement of Operations	MOR-2	Y
Balance Sheet	MOR-3	Y
Status of Postpetition Taxes	MOR-4	Y
Copies of IRS Form 6123 or payment receipt		N
Copies of tax returns filed during reporting period		N
Summary of Unpaid Postpetition Debts	MOR-4	Y
Listing of aged accounts payable	MOR-4	Y
Accounts Receivable Reconciliation and Aging	MOR-5	Y
Debtor Questionnaire	MOR-5	Y		Y

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Donald W. Fallon	January 20, 2016
Signature of Debtor	Date

/s/ Donald W. Fallon	January 20, 2016
Signature of Joint Debtor	Date

/s/ Donald W. Fallon	January 20, 2016
Signature of Authorized Individual*	Date

Donald W. Fallon	CFO & Treasurer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR

(04/07)

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: December 2, 2015 to December 31, 2015

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	Utility Dep	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$35,883	$569	$-	$-	$36,452	$3,050	$36,452	$3,050

RECEIPTS
CASH SALES	$-	$-	$-	$-	$-		$-	$-
ACCOUNTS RECEIVABLE	$2,141,648				$2,141,648	$2,146,261	$2,141,648	$2,146,261
LOANS AND ADVANCES	$650,000	$-	$-	$-	$650,000	$650,000	$650,000	$650,000
SALE OF ASSETS	$4,750				$4,750		$4,750	$-
OTHER (ATTACH LIST)	$(5,727)				$(5,727)		$(5,727)	$-
TRANSFERS (FROM DIP ACCTS)		$304,500			$304,500		$304,500	$-

TOTAL RECEIPTS	$2,790,671	$304,500	$-	$-	$3,095,171	$2,796,261	$3,095,171	$2,796,261

DISBURSEMENTS
NET PAYROLL	$96,688	$230,227			$326,915	$480,358	$326,915	$480,358
PAYROLL TAXES	$34,603	$76,045			$110,648		$110,648	$-
EMPLOYEE BENEFITS	$43,623	$-			$43,623	$20,816	$43,623	$20,816
SALES, USE, & OTHER TAXES					$-		$-	$-
INVENTORY PURCHASES	$349,920				$349,920	$593,372	$349,920	$593,372
SECURED/ RENTAL/ LEASES	$48,896				$48,896	$50,525	$48,896	$50,525
INSURANCE	$148,922				$148,922	$148,346	$148,922	$148,346
ADMINISTRATIVE	$7,736				$7,736	$17,727	$7,736	$17,727
SELLING					$-		$-	$-
OTHER (ATTACH LIST)	$130,583				$130,583	$736,321	$130,583	$736,321
					$-		$-	$-
OWNER DRAW *					$-		$-	$-
TRANSFERS (TO DIP ACCTS)	$304,500				$304,500	$-	$304,500	$-
					$-		$-	$-
PROFESSIONAL FEES	$120,000				$120,000	$160,000	$120,000	$160,000
U.S. TRUSTEE QUARTERLY FEES					$-	$25,000	$-	$25,000
COURT COSTS					$-		$-	$-
TOTAL DISBURSEMENTS	$1,285,471	$306,272	$-	$-	$1,591,743	$2,232,465	$1,591,743	$2,232,465

NET CASH FLOW	$1,505,200	$(1,772)	$-	$-	$1,503,428	$563,796	$1,503,428	$563,796
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$1,541,083	$(1,203)	$-	$-	$1,539,880	$566,846	$1,539,880	$566,846

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$1,591,743
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$(304,500)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$1,287,243

FORM MOR-1

(04/07)

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: December 2, 2015 to December 31, 2015

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

ATTACHED LISTS TO MOR-1

CASH BEGINNING OF MONTH - 11/30/15 vs 12/2/15
	OPER	PAYROLL
Balance at 11/30/15 per Bank Reconciliation	133,852	569
12/1/2015 transactions (prepetition)	(97,969)

Cash Beginning of Month, per this Schedule	35,883	569

Other Receipts List:
AR Terms Discounts	(5,727)

Other Disbursements List:
Description	Actual	Projected
Utility Deposits	26,453	40,000
Freight	46,169	141,000
Operating Expenses - Texas Facility	18,035	80,254
Operating Expenses - Ohio Facility	11,917	25,876
Emergency Repairs - Texas facility	22,810	57,146
Restart Extruder #1 - Texas Facility	5,199	80,000
Legal - commercial/corporate counsel		90,000
Audit & Tax Professional		50,000
Interest - State of Ohio laon		7,970
Interest - DiP Loan		8,633
Budget Variance @ 10%	-	155,442
TOTAL	130,583	736,321

PAYROLLS
Description	Actual						Projected
	12/4/15	12/18/15	12/31/15	Total	Operating	Payroll

Net	$108,346	$96,628	$96,688	$301,662	96,688	204,974
Fee	1,247	1,221	1,221	3,688		3,688
401(k)	3,017	2,419	2,463	7,898		7,898
Garnishments	3,700	3,601	3,614	10,915		10,915
Taxes	42,353	33,692	34,603	110,648	34,603	76,045
AFLAC	328		219	547	547
Health			25,498	25,498	25,498
Dental			1,566	1,566	1,566
Life			243	243	243
HSA Reimb	253		2,500	2,753		2,753
TX workers comp			4,389	4,389	4,389
OH workers comp			11,380	11,380	11,380
TOTAL	$159,243	$137,561	$184,383	$481,186	$174,914	$306,272

Net Payroll	116,562	103,868	106,485	326,915	96,688	230,227	480,358
Payroll Taxes	42,353	33,692	34,603	110,648	34,603	76,045	-
Employee Benefits	328	-	43,295	43,623	43,623	-	20,816
TOTAL	$159,243	$137,561	$184,383	$481,186	$174,914	$306,272	$501,174

FORM MOR-1

(04/07)

In re Axion International, Inc.	Case No. 15-12415
Debtor	Reporting Period: December 2 to 31, 2015

BANK RECONCILIATIONS - OPERATING ACCOUNT

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

Month:	December 31, 2015	GL Account #	CZ1060

General Ledger Reconciliation			Per the Bank

Balance per GL- Begin of Period		$133,851.76	Ending Balance per Bank Statement	$1,619,209.38

Plus:		2,791,220.89	Plus: Outstanding Deposits
Deposits	2,791,220.89

Transfer from Payroll Acct

Less:		(1,383,933.16)	Less: Outstanding Disbursements	(78,069.89)
Disbursements	947,877.57
Bank Charges	265.00	1231PNCOA
Transfer to Other Acct - AXI PNC PR	435,790.59	1231PNCOA

Balance per GL - End of Period		$1,541,139.49	Reconciled Balance per the Bank	$1,541,139.49
			Difference	-

Outstanding Disbursements:
AP CK#		AP Amount
11422	CENTRAL TEXAS SECURITY & FIRE	16,648.85
11432	AEP ENERGY, INC.	17,952.87
DEBIT 122215	FALCON INDUSTRIES INC	161.60
11440	ANTHEM BCBS OH GROUP	25,498.45
11441	ANTHEM DENTAL	1,566.04
11442	ANTHEM LIFE	243.00
11443	OHIO BUREAU OF WORKERS' COMPEN	11,380.48
11444	CHEM-AQUA, INC.	583.00
11445	CITY OF WACO WATER OFFICE	1,280.18
11447	RING CENTRAL	1,081.58
11448	SUNBRIGHT DISPOSAL SERVICES	202.64
11449	SUNBELT RENTALS	1,274.67
11450	COMDOC	196.53

		78,069.89

FORM MOR-1a

In re Axion International, Inc.	Case No. 15-12415
Debtor	Reporting Period: December 2 to 31, 2015

BANK RECONCILIATIONS - PAYROLL ACCOUNT

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

Month:	December 31, 2015	GL Account #	CZ1070

General Ledger Reconciliation			Per the Bank

Balance per GL- Begin of Period		$568.88	Ending Balance per Bank Statement	$915.94

Plus:		304,500.00	Plus: Outstanding Deposits	-
Deposits	304,500.00

Less:		(306,272.13)	Less: Outstanding Disbursements
Disbursements	303,519.42		Disbursements (Column 1)	(2,119.19)
Paychex Fee
FSA Reimbursement	2,578.71
FSA Reimbursement	174.00

Balance per GL - End of Period		$(1,203.25)	Reconciled Balance per the Bank	$(1,203.25)
			Difference	-

Outstanding Deposits:			FSA balance in account	1,846.26
			Diff in 401K w/h 1/16/15 & 3/13/15 pay	272.93

			Total Outstanding Checks:	2119.19

FORM MOR-1a

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: December 2 to 31, 2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Professional fees listed on MOR-1 is based on estimated fees and was transferred to Bayard’s trust account in anticipation of payment of these fees.  MOR-1b will be updated with actual payments when they are disbursed from the trust account.

FORM MOR-1b

(04/07)

In re: Axion International, Inc.	Case No.: 15-12415
Debtor	Reporting Period: December 2 to 31, 2015

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	$661,714	$661,714
Less: Returns and Allowances	$-	$-
Net Revenue	$661,714	$661,714
COST OF GOODS SOLD
Beginning Inventory	$1,802,493	$1,802,493
Add: Purchases	$324,819	$324,819
Add: Cost of Labor & Production Costs	$446,694	$446,694
Add: Other Costs (attach schedule)	$81,565	$81,565
Less: Ending Inventory	$(1,493,482)	$(1,493,482)
Cost of Goods Sold	$1,162,087	$1,162,087
Gross Profit	$(500,374)	$(500,374)
OPERATING EXPENSES
Personnel Costs - Sales & Marketing	$37,909	$37,909
Personnel Costs - General & Administrative	$86,989	$86,989
Travel & Meals	$18,734	$18,734
Advertising & Trade Shows	$4,694	$4,694
Office Expenses	$4,094	$4,094
Board of Directors	$(12,074)	$(12,074)
Investor Relations & Shareholders Services	$1,440	$1,440
Insurance	$31,259	$31,259
Legal & Other Professional Fees	$498	$498
Other (attach schedule)
Total Operating Expenses Before Depreciation	$173,543	$173,543
Depreciation/Depletion/Amortization	$10,196	$10,196
Net Profit (Loss) Before Other Income & Expenses	$(684,112)	$(684,112)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense	$(21,229)	$(21,229)
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	$(662,884)	$(662,884)
REORGANIZATION ITEMS
Professional Fees	$120,000	$120,000
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$(782,884)	$(782,884)

*"Insider" is defined in 11 U.S.C. Section 101(31).

FORM MOR-2

(04/07)

In re: Axion International, Inc.	Case No.: 15-12415
Debtor	Reporting Period: December 2 to 31, 2015

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
BREAKDOWN OF "OTHER" CATEGORY	Month	Filing to Date

Other Costs
Freight costs to customers	$30,214	$30,214
Royalties Under License	$9,154	$9,154
Purchasing & Product Development departments	$42,196	$42,196

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 CONT'D

(04/07)

In re Axion International, Inc.	Case No. 15-12415
Debtor	Reporting Period: December 2 to 31, 2015

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$1,539,936	$134,421
Restricted Cash and Cash Equivalents (see continuation sheet)	$-	$-
Accounts Receivable (Net)	$559,964	$2,034,172
Notes Receivable	$-	$-
Inventories	$1,493,482	$1,803,405
Prepaid Expenses	$341,036	$114,429
Professional Retainers	$-	$-
Other Current Assets (attach schedule)	$-	$-
TOTAL CURRENT ASSETS	$3,934,419	$4,086,426
PROPERTY AND EQUIPMENT
Real Property and Improvements		$-
Machinery and Equipment	$11,489,380	$11,484,181
Furniture, Fixtures and Office Equipment	$259,596	$259,596
Leasehold Improvements	$36,467	$19,818
Vehicles	$-	$-
Less Accumulated Depreciation	$(3,428,608)	$(3,320,092)
TOTAL PROPERTY & EQUIPMENT	$8,356,835	$8,443,503
OTHER ASSETS
Loans to Insiders*	$-	$-
Other Assets (attach schedule)	$-	$-
TOTAL OTHER ASSETS	$-	$-

TOTAL ASSETS	$12,291,254	$12,529,929

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	$55,451	$-
Taxes Payable (refer to FORM MOR-4)	$102,185	$73,275
Wages Payable	$79,270	$202,788
Notes Payable	$-	$-
Rent / Leases - Building/Equipment	$573,985	$554,793
Secured Debt / Adequate Protection Payments	$850,000	$200,000
Professional Fees	$-	$-
Amounts Due to Insiders*	$-	$-
Other Postpetition Liabilities (attach schedule)	$792,602	$673,980
TOTAL POSTPETITION LIABILITIES	$2,453,492	$1,704,837
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	$9,404,946	$9,386,118
Priority Debt	$-	$-
Unsecured Debt	$6,871,971	$7,083,172
TOTAL PRE-PETITION LIABILITIES	$16,276,917	$16,469,290

TOTAL LIABILITIES	$18,730,409	$18,174,127
OWNER EQUITY
Capital Stock	$54,725,760	$54,737,834
Additional Paid-In Capital	$-	$-
Preferred Stock	$4,079,980	$4,079,980
Owner's Equity Account	$-	$-
Retained Earnings - Pre-Petition	$(64,462,011)	$(64,462,011)
Retained Earnings - Postpetition	$(782,884)	$-
Adjustments to Owner Equity (attach schedule)	$-	$-
Postpetition Contributions (Distributions) (Draws) (attach schedule)	$-	$-
NET OWNER EQUITY	$(6,439,155)	$(5,644,197)

TOTAL LIABILITIES AND OWNERS' EQUITY	$12,291,254	$12,529,929

*"Insider" is defined in 11 U.S.C. Section 101(31).

FORM MOR-3

(04/07)

In re: Axion International, Inc.	Case No.: 15-12415
Debtor	Reporting Period: December 2 to 31, 2015

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

Other Assets

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities
Customer deposit	$172,050	$167,300
Sales tax payable	$45,141	$45,141
Ford credit truck loan	$20,873	$21,261
Bureau of Workers Comp - Ohio	$22,102	$16,577
Royalties payable	$158,515	$147,503
Accrued interest	$336,024	$276,198
Miscellaneous month-end cutoff invoices	$37,897

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

FORM MOR-3 CONT'D

(04/07)

In re: Axion International, Inc.	Case No. 15-12415
Debtor	Reporting Period: December 2 to 31, 2015

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
Federal	Liability	Accrued	Paid	Paid	or EFT	Liability
Withholding
FICA-Employee
FICA-Employer	Through our payroll processor, Paychex, we have remitted and filed our tax returns when due.
Unemployment
Income
Other:_________________
Total Federal Taxes
State and Local
Withholding
Sales
Excise	Through our payroll processor, Paychex, we have remitted and filed our tax returns when due.
Unemployment
Real Property
Personal Property
Other:_________________
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$55,451	$-	$-	$-	$-	$55,451
Wages Payable	$79,270	$-	$-	$-	$-	$79,270
Taxes Payable	$102,185	$-	$-	$-	$-	$102,185
Rent/Leases-Building	$573,985	$-	$-	$-	$-	$573,985
Rent/Leases-Equipment						$-
Secured Debt/Adequate Protection Payments	$850,000	$-	$-	$-	$-	$850,000
Professional Fees						$-
Amounts Due to Insiders*						$-
Other:__________________________						$-
Other:__________________________						$-
Total Postpetition Debts	$1,660,890	$-	$-	$-	$-	$1,660,890

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

FORM MOR-4

(04/07)

AXION INTERNATIONAL INC

Aged Payables

As of Dec 31, 2015

Filter Criteria includes: 1) Includes Drop Shipments. Report order is by ID. Report is printed in Detail Format.

Vendor ID	Vendor	Date	Date Due	Invoice/CM #	0 - 30	31 - 60	61 - 90	Over 90 days	Amount Due	Vendor Type
ADVA01	ADVANCED POLYMERS SUPPLY INC.	12/22/15	1/1/16	1555	1,938.00				1,938.00	RAW

ADVA01	ADVANCED POLYMERS SUPPLY INC.				1,938.00				1,938.00

AFLA01	AFLAC	12/13/15	1/1/16	173626	218.76				218.76	INSURANC

AFLA01	AFLAC				218.76				218.76

AMER02	AMERIGAS	12/9/15	2/7/16	3046870588	355.51				355.51	MRO
AMER02	AMERIGAS	12/11/15	2/9/16	3046950912	136.90				136.90	MRO
AMER02	AMERIGAS	12/19/15	1/17/16	3047191005	256.28				256.28	MRO
AMER02	AMERIGAS	12/31/15	2/29/16	3047548113	328.47				328.47	MRO

AMER02	AMERIGAS				1,077.16				1,077.16

ATMO01	ATMOS ENERGY	12/23/15	1/7/16	4006695809DEC	261.19				261.19	UTILITY

ATMO01	ATMOS ENERGY				261.19				261.19

ATMO02	ATMOS ENERGY	12/29/15	1/13/16	3046665508DEC	111.35				111.35	UTILITY

ATMO02	ATMOS ENERGY				111.35				111.35

CINT01	CINTAS CORPORATION	12/9/15	1/10/16	637450097	180.62				180.62	MRO
CINT01	CINTAS CORPORATION	12/16/15	1/10/16	637450466	180.62				180.62	MRO
CINT01	CINTAS CORPORATION	12/25/15	1/4/16	8402545910	141.04				141.04	MRO
CINT01	CINTAS CORPORATION	12/30/15	1/10/16	637451213	315.67				315.67	MRO

CINT01	CINTAS CORPORATION				817.95				817.95

CITY03	CITY OF ZANESVILLE	12/14/15	1/13/16	11762	111.60				111.60	UTILITY

CITY03	CITY OF ZANESVILLE				111.60				111.60

COAS01	COASTAL COMPOUNDED RESINS	12/30/15	12/30/15	4790	3,899.20				3,899.20	RAW

COAS01	COASTAL COMPOUNDED RESINS				3,899.20				3,899.20

COSH01	COSHOCTON ENVIRONMENTAL TESTING LLC	12/10/15	1/9/16	632-38187	60.00				60.00	MRO
COSH01	COSHOCTON ENVIRONMENTAL TESTING LLC	12/21/15	1/20/16	632-38232	60.00				60.00	MRO
COSH01	COSHOCTON ENVIRONMENTAL TESTING LLC	12/31/15	1/30/16	632-38288	60.00				60.00	MRO

COSH01	COSHOCTON ENVIRONMENTAL TESTING LLC				180.00				180.00

DIRE01	DIRECT ENERGY BUSINESS	12/30/15	1/29/16	153640026299016	4,193.01				4,193.01	UTILITY

DIRE01	DIRECT ENERGY BUSINESS				4,193.01				4,193.01

DUPU01	DUPUY OXYGEN & SUPPLY	12/16/15	1/15/16	372524	20.19				20.19	MRO

DUPU01	DUPUY OXYGEN & SUPPLY				20.19				20.19

FEDE02	FEDEX	12/21/15	1/5/16	5-262-69401	32.53				32.53	FREIGHT

Page:12

Vendor ID	Vendor	Date	Date Due	Invoice/CM #	0 - 30	31 - 60	61 - 90	Over 90 days	Amount Due	Vendor Type
FEDE02	FEDEX	12/28/15	1/12/16	5-270-58089	95.50				95.50	FREIGHT

FEDE02	FEDEX				128.03				128.03

GILB01	GILBERT + TOBIN	12/10/15	1/9/16	312076	497.79				497.79	PROF

GILB01	GILBERT + TOBIN				497.79				497.79

GPHA01	GP HARMON RECYCLING LLC	12/18/15	12/18/15	451000869594	14,785.23				14,785.23	RAW
GPHA01	GP HARMON RECYCLING LLC	12/23/15	12/23/15	451000869593	18,850.65				18,850.65	RAW

GPHA01	GP HARMON RECYCLING LLC				33,635.88				33,635.88

KERR01	KERRY D. IRONS, M.D., P.A.	12/30/15	1/29/16	58408	28.00				28.00	HR

KERR01	KERRY D. IRONS, M.D., P.A.				28.00				28.00

MUSK02	MUSKINGUM COUNTY UTILITIES	12/16/15	1/15/16	201-01270-02OCT	4,401.31				4,401.31	UTILITY

MUSK02	MUSKINGUM COUNTY UTILITIES				4,401.31				4,401.31

PURC01	PITNEY BOWES POSTAGE BY PHONE	12/13/15	1/10/16	STMT121315	3.29				3.29	LEASE

PURC01	PITNEY BOWES POSTAGE BY PHONE				3.29				3.29

SAGE01	SAGE SOFTWARE INC	12/28/15	1/27/16	1002993008	2,465.68				2,465.68	IT

SAGE01	SAGE SOFTWARE INC				2,465.68				2,465.68

SPOO01	SPOONER INC.	12/29/15	1/28/16	74-123015	175.00				175.00	INSURANC

SPOO01	SPOONER INC.				175.00				175.00

SUNB02	SUNBRIGHT DISPOSAL SERVICES	12/8/15	1/7/16	78113	400.36				400.36	DISPOSAL
SUNB02	SUNBRIGHT DISPOSAL SERVICES	12/11/15	1/10/16	78329	577.86				577.86	DISPOSAL

SUNB02	SUNBRIGHT DISPOSAL SERVICES				978.22				978.22

TCEQ01	TEXAS COMMISSION ON ENVIRONMENTAL QUAL	12/31/15	1/30/16	GPS0196489	200.00				200.00	PROF

TCEQ01	TEXAS COMMISSION ON ENVIRONMENTAL QUAL				200.00				200.00

TERM01	TERMINIX	12/16/15	1/4/16	350972175	48.26				48.26	MRO

TERM01	TERMINIX				48.26				48.26

UPS01	UPS	12/26/15	1/25/16	00011YA17525	60.94				60.94	FREIGHT

UPS01	UPS				60.94				60.94

Report Total					55,450.81				55,450.81

Page:13

In re: Axion International, Inc.	Case No.: 15-12415
Debtor	Reporting Period: December 2 to 31, 2015

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$2,103,379
+ Amounts billed during the period	$667,441
- Amounts collected during the period	$(2,141,648)
Total Accounts Receivable at the end of the reporting period	$629,172

Accounts Receivable Aging	Amount
0 - 30 days old	$564,182
31 - 60 days old	$469
61 - 90 days old	$-
91+ days old	$64,521
Total Accounts Receivable	$629,172
Amount considered uncollectible (Bad Debt)	$(69,208)
Accounts Receivable (Net)	$559,964

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		No
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		No
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	Yes
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	Yes
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	Yes, Utility Deposit Account on 12/30/15

FORM MOR-5

(04/07)